NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS.

LML PAYMENT SYSTEMS, INC.

COMMON STOCK PURCHASE WARRANT

400,000 Shares
March 26, 2008

1. Issuance.  For value received, this Warrant is issued to Ladenburg, Thalman & Co. Inc., by LML PAYMENT SYSTEMS, Inc., a Yukon corporation (hereinafter with its successors called the “Company”).

2. Purchase Price; Number of Shares.  The registered holder of this Warrant (the “Holder”) is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company FOUR HUNDRED THOUSAND (400,000) fully paid and nonassessable shares (the “Shares”) of common stock, no par value per share, of the Company (the “Common Stock”), at a price per share of US$3.40 (the “Purchase Price”).  Until such time as this Warrant is exercised in full or expires, the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.  The person or persons under whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

3. Payment of Purchase Price.  The Purchase Price may be paid by wire transfer, in cash or by banker’s or certified check.

4. Partial Exercise.  This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

5. Fractional Shares.  In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.  If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 5, be entitled to receive a fractional share of Common Stock, then the Company shall round down the fractional share to the nearest whole number.

6. Commencement, Expiry Date; Early Termination.

(a) Commencement. This Warrant may be exercised commencing six (6) months after the date of its issuance, and not before.

(b) Expiry Date.  Except as otherwise set forth in this Section 6, this Warrant shall expire on the close of business on March 26, 2013 (the “Expiry Date”), and shall be void thereafter.

(c) Early Termination.  In the event of, at any time prior to the Expiry Date, any capital reorganization, or any reclassification of the capital stock of the Company (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation, or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Company shall provide to the Holder fifteen (15) days advance written notice of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company’s assets, and this Warrant shall terminate unless exercised prior to the occurrence of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company’s assets.

7. Reserved Shares; Valid Issuance.  The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full into shares of Common Stock upon such exercise.  The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable with respect to the issuance thereof.

8. Exercise Price Adjustments.

(a) Adjustment For Stock Splits And Combinations.  If the Company shall at any time or from time to time after the date of original issuance of this Warrant (the “Date of Original Issue”) effect a subdivision or reverse stock split of the outstanding Common Stock, the Exercise Price and the number of shares of Common Stock into which this Warrant is exerciseable in effect immediately before such subdivision or reverse stock split shall be proportionately adjusted.  Any adjustment under this Section 8(a) shall become effective at the close of business on the date the reverse stock split or subdivision becomes effective.

(b) Adjustment For Common Stock Dividends And Distributions.  If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Exercise Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this Section 8(b) to reflect the actual payment of such dividend or distribution.

(c) Adjustment For Reclassification, Exchange And Substitution.  If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Warrant is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 8), then in any such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Warrant could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(d) Certificate Of Adjustment.  In each case of an adjustment or readjustment of the Exercise Price for the number of shares of Common Stock or other securities issuable upon conversion of this Warrant, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder at the Holder’s address as shown in the Company’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  No adjustment in the Exercise Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(e) Notices Of Record Date.  Upon (i) the establishment by the Company of a record of the holders of common shares for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least 10 days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities), shall be entitled to exchange their shares of Common Stock (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

9. Representations, Warranties and Covenants.  This Warrant is issued and delivered by the Company and accepted by the Holder on the basis of the following representations, warranties and covenants made by the Company:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder.  This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws of general application affecting the enforcement of the Holder’s rights or by general equity principals or public policy concerns.

(b) The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

10. Amendment and Waiver.  Subject to the provisions of the Securities Purchase Agreement, this Warrant may not be amended without the express written consent of both the Company and the Holder.

11. Piggyback Registration.

(a) If the Company decides to file a registration statement (the "Registration Statement") under the 1933 Act covering the distribution or sale of any securities of the Company other than the Shares (other than a registration on Form S-8), it shall forthwith give written notice (the "Registration Notice") to the Holder of such decision.  The Holder shall have the right to elect, by written notice (the "Reply to Registration Notice") to be given to the Company not more than five (5) business days following receipt of the Registration Notice, to have the Registration Statement cover the sale of the Shares by the Holder.

(b) This Agreement shall be subject to the right of the Company to include none or a lesser number of Shares for qualification under the Registration Statement at the direction (made reasonably) of any underwriter or agent engaged by the Company in connection with the offering.

(c) The obligations of the Company under this Agreement shall terminate and be of no further effect upon the earliest to occur of the following:

(i) when all Shares shall have been sold pursuant to Rule 144 (or any successor provision) under the 1933 Act;

(ii) when all Shares shall have been otherwise transferred and a new certificate(s) for such Shares not bearing a legend restricting further transfer shall have been delivered by the Company; and

(iii) that day that is two (2) years following the original issue date of the Shares.

(d) The Company shall keep effective any registration or qualification contemplated by this Agreement during the period indicated in section (c) hereof and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document, and communication for such period of time as shall be required to permit the Holder to complete the offer and sale of the Shares covered thereby.

12. Representations and Covenants of the Holder.  This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

(a) the Holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and the Holder is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Warrant;

(b) the Holder is acquiring the Warrant in the ordinary course of its business and for its own account for investment only and with no present intention of distributing the Warrant or any of the Shares or any arrangement or understanding with any other persons regarding the distribution of the Warrant or the Shares; and

(c) the Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant or any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder.

13. Notices, Transfers, Etc.

(a) Notices.  Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b) Transfers.  Subject to compliance with applicable federal, state and provincial securities laws, this Warrant may be transferred by the Holder to an affiliate or a related party of the Holder with respect to any or all of the shares purchasable hereunder.  Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee.  Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c) Lost Warrants.  In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant and an indemnification of loss by the Holder in favor of the Company.

14. Transfer to Comply with the Securities Act of 1933.  This Warrant may not be exercised and neither this Warrant nor any of the Shares, nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal, state and provincial securities laws and the terms and conditions hereof.  Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant.  Each certificate for Shares issued upon exercise of this Warrant, unless at the time of exercise such Shares are acquired pursuant to a registration statement that has been declared effective under the Securities Act and applicable blue sky laws, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS THEREOF, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND PROVINCIAL SECURITIES LAWS.”

Any certificate for any Shares issued at any time in exchange or substitution for any certificate for any Shares bearing such legend (except a new certificate for any Shares issued after the acquisition of such Shares pursuant to a registration statement that has been declared effective under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Shares represented thereby need no longer be subject to the restriction contained herein.  The provisions of this Section 13 shall be binding upon all subsequent holders of certificates for Shares bearing the above legend and all subsequent holders of this Warrant, if any.

15. Rights of Holder.  Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, either at law or equity, and the rights of Holder are limited to those expressed in this Warrant.  Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

16. No Impairment.  Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

17. Governing Law.  This Warrant shall be deemed to be made under and shall be construed in accordance with the laws of the province of British Columbia and the federal laws of Canada without giving effect to the principles of conflict of laws thereof.

18. Currency.  All funds expressed in this Warrant are stated in United States dollars.

19. Electronic Means.  Delivery of an executed copy of this Warrant by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Warrant as of the date hereinafter set forth.

20. Headings.  The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

21. Entire Agreement.  This Warrant together with the Engagement Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein.  This Warrant may be amended only by an instrument in writing executed by the parties hereto.

22. Successors and Assigns.  This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

23. Business Days.  If the last or appointed day for the taking of any action required or the expiry of any rights granted herein shall be a Saturday or Sunday or a legal holiday in the Province of British Columbia, or the State of New York, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of the date first written above.

LML PAYMENT SYSTEMS, INC.

By:/s/ Patrick H. Gaines
Name: Patrick H. Gaines
Title: Chief Executive Officer

LML PAYMENT SYSTEMS, INC.
NOTICE OF EXERCISE

(1)
The undersigned hereby elects to purchase ________ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

(2)	Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

________________________________________________
(Name)
________________________________________________
________________________________________________
________________________________________________
(Address)
(3)
The undersigned represents that it is an accredited investor as such term is defined in Regulation D of the Securities Act of 1933, as amended, the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

Date	(Signature)

(Print Name)

LML PAYMENT SYSTEMS, INC.
NOTICE OF ASSIGNMENT OF WARRANT

For value received _______________________________________ hereby sells, assigns and transfers unto _______________________________________________________________
[Please print or type the name and address of Assignee]

______________________________________________________________________________

the within Warrant, and does hereby irrevocably constitute and appoint ____________________

_______________ its attorney to transfer the within Warrant on the books of the within named

Company with full power of substitution on the premises.

Dated:

In the Presence of: